UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) — September 14, 2004

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Iowa (State or Other Jurisdiction of Incorporation or Organization)	Commission File Number 0-12668.	42-1208067 (IRS Employer Identification No.)

131 Main Street, Hills, Iowa 52235
(Address of principal executive office)

Registrant’s telephone number, including area code: (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Election of Director

On September 14, 2004, Hills Bancorporation’s Board of Directors elected James A. Nowak as a director of Hills Bancorporation and its wholly-owned subsidiary, Hills Bank and Trust Company. Mr. Nowak will serve on the audit committee of Hills Bancorporation beginning immediately and has been designated as the audit committee financial expert as defined in Rule 401(h) of Regulation S-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01(c) Exhibits

Exhibit Number	Document

99.1	Hills Bancorporation press release dated September 16, 2004.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2004 Date	Hills Bancorporation By: /s/ Dwight O. Seegmiller —————————— Dwight O. Seegmiller President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Hills Bancorporation press release dated September 16, 2004.